VENERABLE VARIABLE INSURANCE TRUST

Venerable World Equity Fund

SUPPLEMENT DATED JUNE 26, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 29, 2025, of the Venerable World Equity Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

At a meeting held on June 17, 2025, the Board of Trustees of the Trust approved the appointment of Numeric Investors LLC to serve as an additional non-discretionary investment sub-adviser to the Fund.

The following changes are being made to the Fund’s Summary Prospectus, Prospectus, and SAI, effective as of that date:

I.	The sub-section titled “Non-Discretionary Sub-Advisers” under the section titled “Sub-Advisers” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

Intermede Global Partners Inc., Intermede Investment Partners Limited, Numeric Investors LLC, Sanders Capital, LLC, and Wellington Management Company LLP, each an SEC-registered investment adviser, serve as non-discretionary investment sub-advisers to the Fund.

II.	The table in the section of the Prospectus titled “Non-Discretionary Sub-Advisers” under “MANAGEMENT – Sub-Advisers” with respect to the Fund is deleted in its entirety and replaced with the following:

Fund	Non-Discretionary Sub-Adviser
Venerable World Equity Fund	Intermede Global Partners Inc.
650 California Street, 7th Floor
San Francisco, California 94108

Intermede Investment Partners Limited
6 Warwick Street, London
W1B 5LU United Kingdom

Numeric Investors LLC
200 Pier 4 Boulevard, 5th Floor
Boston, Massachusetts 02210

Sanders Capital, LLC
777 S. Flagler Drive
E. Tower Suite 1100
West Palm Beach, Florida 33401

Wellington Management Company LLP*
280 Congress Street
Boston, Massachusetts 02210

III.	The table in the section of the SAI titled “Non-Discretionary Sub-Advisers” under “SUB-ADVISERS.” with respect to the Fund is deleted in its entirely and replaced with the following:

Fund	Name and Control Persons of the Non-Discretionary Sub-Adviser
Venerable World Equity Fund	Intermede Global Partners Inc. and Intermede Investment Partners Limited are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned. SCA is 100% employee owned and controlled by Barry Dargan.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.*

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE